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                                                                   EXHIBIT 10.19

                              CONSULTING AGREEMENT
                              --------------------

     This Consulting Agreement (this "Agreement") is made and entered into as of the 5th day of December, 1996, by and between RADNOR HOLDINGS CORPORATION, a Delaware corporation (the "Company"), and RICHARD DAVIDOVICH, an individual (the "Consultant").

                                   BACKGROUND

  The Company and Davidovich are parties to a certain Stock Purchase Agreement dated October 30, 1996 (the "Stock Purchase Agreement"), which requires the Company and Davidovich to enter into this Agreement. Pursuant to the Stock Purchase Agreement, the Company shall pay Davidovich the sum of $240,000, in the manner specified herein, in consideration for his entering into this Agreement, and for the services to be performed by him hereunder. Capitalized terms used herein without definition shall have the meanings given to such terms in the Stock Purchase Agreement.

  NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company hereby retains the Consultant to render consulting services, and the Consultant hereby accepts such appointment upon the terms and conditions hereinafter set forth:

  1. Term. The term ("Term") of this Agreement shall commence on the date of this Agreement (the "Effective Date") and shall terminate six (6) months after the Effective Date (the "Termination Date"), unless terminated prior to the Termination Date as hereinafter provided.

  2. Duties of the Consultant. The Consultant shall be available, at reasonable times and on reasonable notice, for consulting with the Company and shall render services to and advise employees of the Company from time to time, as requested by the President or the Board of Directors of the Company, provided that the Consultant shall not be required to devote more than forty (40) hours per month to these duties.

  3. Fees and Expenses. In consideration for the Consultant's holding himself available to act as a consultant and for the services to be rendered by the Consultant under this Agreement, the Company shall pay the Consultant a fee (the "Consulting Fee") in the amount of $240,000, payable in six (6) equal consecutive monthly installments of $40,000, commencing one month after the date hereof, or as otherwise agreed by the Consultant and the Company. The Company shall reimburse the Consultant for reasonable out-of-pocket business expenses incurred in connection with his duties hereunder, provided such expenses are approved in advance by the Company.
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  4.    Early Termination.  The Company shall have the right to terminate this
Agreement if the Consultant fails to perform his duties and obligations hereunder or if he commits any acts amounting to gross negligence, willful misconduct, fraud, disloyalty or dishonesty to the detriment of the Company, provided that such failure or such other act shall continue or shall not be remedied within fifteen (15) days after written notice thereof from the Company to the Consultant.

  5.    Contractual Relationship.

        (a) The Consultant shall at all times be an independent contractor and not an employee of the Company, and the Consultant shall not hold himself out as an employee of the Company. In furtherance thereof, the Company and the Consultant covenant and agree that one is neither the employee, employer, principal nor agent of the other, except that the Consultant is an independent contractor of the Company. The compensation paid to the Consultant under this Agreement is paid to the Consultant in the capacity of an independent contractor. The Consultant shall have no authority to bind or commit the Company to any contract.

        (b) The Consultant shall be liable for his own debts, obligations, acts and omissions, including, but not limited to, the payment or provision for payment of all required withholding, Social Security and other taxes or benefits incurred due to his acts or omissions.

        (c) The Company shall not withhold, on behalf of the Consultant, any sums for income tax, unemployment insurance, Social Security or other withholding or benefit.

        (d) Nothing in this Agreement is intended, and nothing herein shall be construed, to create an employer/employee relationship, a partnership, or a joint venture relationship between the Consultant and the Company, or to allow the Company to exercise control or direction over the manner or method by which the Consultant performs the services contemplated by this Agreement, except as set forth in Section 2 hereof. The sole interest of the Company is to ensure that the Consultant renders and performs the services in a competent, efficient and satisfactory manner and in accordance with this Agreement.

        (e) The Consultant shall be entitled to receive the same medical insurance coverage as is provided by the Company to its employees and on the same terms as such insurance is provided to employees of the Company.

  6. Confidentiality. The Company, pursuant to the Consultant's provision of services hereunder, will provide the Consultant access to its confidential proprietary information developed or owned by the Company including, but not limited to, (i) business methods and systems, (ii) techniques and methods of operation (iii) sales plans, marketing methods, customer lists, and (iv) product, financial and other information of or pertaining to the Company ("Trade Secrets"), which the Consultant recognizes to be unique assets of the Company's business. The Consultant shall not, during or at any time after the term of this Agreement, directly or indirectly, in any manner utilize or disclose any such Trade Secrets, to any person, firm, corporation, association or other entity, except (i) where required by law, or (ii) in the course of his duties hereunder. The Consultant

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further covenants and agrees that he will promptly deliver to the Company all tangible evidence of any Trade Secrets prior to or at the termination of this Agreement.

  7. Compliance with Laws. The Consultant shall comply with all federal, state and local laws applicable to the performance of his services under this Agreement.

  8. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter hereof, and there are no agreements, understandings, specific restrictions, warranties or representations relating to said subject matter between the parties other than those set forth or provided for herein. Any amendment to this Agreement shall be made in writing and signed by all parties hereto.

  9. Successors Bound; Assignability. This Agreement shall be binding upon the Consultant, the Company and their respective successors in interest. This Agreement, or any rights or obligations hereunder, is not assignable by either party hereto without the prior written consent of the other party hereto.

  10. Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been given if mailed by registered or certified mail, return receipt requested, to the parties at the addresses set forth below or such other addresses as shall be specified by notice to the other party hereunder:

        To the Company:

        Radnor Holdings Corporation
        Three Radnor Corporate Center, Suite 300
        100 Matsonford Road
        Radnor, PA  19087
        Attention:  Michael T. Kennedy, President

        With a copy to:

        Duane, Morris & Heckscher
        One Liberty Place
        Philadelphia, PA  19103
        Attention:  Stephen D. Teaford, Esquire

        To the Consultant:

        Richard Davidovich
        312 Ridgewood Road
        Fort Worth, TX  76107

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        With a copy to:

        Stephen Norris, Esquire
        Thompson & Knight, P.C.
        801 Cherry Street, Suite 1600
        Fort Worth, TX  76102

  11. Counterparts. This Agreement may be executed in any number of counterparts, each of which will take effect as an original, and all of which shall evidence one and the same Agreement.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       RADNOR HOLDINGS CORPORATION


                                       By: /s/ Michael T. Kennedy
                                           ------------------------------------
                                              Michael T. Kennedy
                                              President



                                           /s/ Richard Davidovich
                                           ------------------------------------
                                              Richard Davidovich

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